Exhibit 99.1

August 11, 2021
Press Release No. 1490
For Immediate Release:

Coherent, Inc. Reports Third Fiscal Quarter Results

SANTA CLARA, CA, August 11, 2021 -- Coherent, Inc. (NASDAQ, COHR), one of the world’s leading providers of lasers, laser-based technologies and laser-based system solutions in a broad range of scientific, commercial and industrial applications, today announced financial results for its third fiscal quarter ended July 3, 2021.

FINANCIAL HIGHLIGHTS

	Three Months Ended			Nine Months Ended
	Jul. 3, 2021	Apr. 3, 2021	Jul. 4, 2020	Jul. 3, 2021	Jul. 4, 2020
GAAP Results
(in millions, except per share data)
Net sales	$395.8	$374.0	$298.3	$1,095.8	$912.2
Net income (loss)	$30.3	$(158.2)	$(8.7)	$(127.8)	$(421.8)
Diluted EPS	$1.22	$(6.49)	$(0.36)	$(5.25)	$(17.52)

Non-GAAP Results
(in millions, except per share data)
Net income	$44.9	$35.2	$12.6	$106.8	$48.1
Diluted EPS	$1.81	$1.42	$0.52	$4.33	$1.99

THIRD FISCAL QUARTER DETAILS

For the third quarter of fiscal 2021, Coherent announced net sales of $395.8 million and net income, on a U.S. generally accepted accounting principles (GAAP) basis, of $30.3 million, or $1.22 per diluted share.

These results compare to net sales of $298.3 million and net loss of $8.7 million, or $0.36 per diluted share, for the third quarter of fiscal 2020 and net sales of $374.0 million and net loss of $158.2 million, or $6.49 per diluted share, for the second quarter of fiscal 2021. The net loss for the second quarter of fiscal 2021 includes $179.2 million, net of tax, in merger and acquisition costs, primarily due to a merger agreement termination fee paid to Lumentum Holdings Inc.

Non-GAAP net income for the third quarter of fiscal 2021 was $44.9 million, or $1.81 per diluted share. Non-GAAP net income for the third quarter of fiscal 2020 was $12.6 million, or $0.52 per diluted share. Non-GAAP net income for the second quarter of fiscal 2021 was $35.2 million, or $1.42 per diluted share. Reconciliations of GAAP to non-GAAP financial

Exhibit 99.1

measures for the three months ended July 3, 2021, April 3, 2021 and July 4, 2020 and nine months ended July 3, 2021 and July 4, 2020 appear in the financial statements portion of this release under the heading “Reconciliation of GAAP to Non-GAAP net income (loss).”

"We're pleased to have delivered another quarter of strong financial results with growth sequentially and year over year. In our fiscal third quarter, we grew bookings, revenue, non-GAAP margins and EPS and our book-to-bill was greater than one," said Andy Mattes, Coherent President and CEO. "In the MicroElectronics end market, we saw broad strength across all sub-markets, Precision Manufacturing orders were also strong, primarily with applications for medical device manufacturing and life science demand continues to keep Instrumentation orders at near record highs. Our ongoing good to great transformation project improved our non-GAAP gross margins to greater than 40 percent. We have a strong balance sheet and continue to focus on operational excellence to drive improved margins and further strengthen our overall financial results."

As an update on the expected closing of our transaction with II-VI Incorporated, we are targeting a closing of the acquisition in the first calendar quarter of 2022.

Summarized statement of operations information is as follows (unaudited, in thousands, except per share data):

	Three Months Ended			Nine Months Ended
	Jul. 3, 2021	Apr. 3, 2021	Jul. 4, 2020	Jul. 3, 2021	Jul. 4, 2020

Net sales	$395,759	$373,982	$298,330	$1,095,794	$912,248
Cost of sales(A)(B)(C)(D)(E)(F)	239,776	232,957	203,053	678,790	613,607
Gross profit	155,983	141,025	95,277	417,004	298,641
Operating expenses:
Research & development(A)(B)(E)	31,982	32,007	28,283	92,210	86,757
Selling, general & administrative(A)(B)(E)(F)	78,219	72,662	67,525	225,109	197,383
Merger and acquisition costs(G)	2,578	231,996	—	234,574	—
Goodwill and other impairment charges(H)	—	—	—	—	451,025
Amortization of intangible assets(C)	1,100	596	643	2,293	3,371
Total operating expenses	113,879	337,261	96,451	554,186	738,536
Income (loss) from operations	42,104	(196,236)	(1,174)	(137,182)	(439,895)
Other expense, net(B)	(3,277)	(2,526)	(4,282)	(8,092)	(12,979)
Income (loss) before income taxes	38,827	(198,762)	(5,456)	(145,274)	(452,874)
Provision for (benefit from) income taxes (I)	8,565	(40,547)	3,252	(17,465)	(31,046)
Net income (loss)	$30,262	$(158,215)	$(8,708)	$(127,809)	$(421,828)

Net income (loss) per share:
Basic	$1.24	$(6.49)	$(0.36)	$(5.25)	$(17.52)
Diluted	$1.22	$(6.49)	$(0.36)	$(5.25)	$(17.52)

Shares used in computations:
Basic	24,435	24,389	24,159	24,362	24,075
Diluted	24,842	24,389	24,159	24,362	24,075

Exhibit 99.1

(A)Stock-based compensation expense included in operating results is summarized below (all footnote amounts are unaudited, in thousands, except per share data):

Stock-based compensation expense	Three Months Ended			Nine Months Ended
	Jul. 3, 2021	Apr. 3, 2021	Jul. 4, 2020	Jul. 3, 2021	Jul. 4, 2020
Cost of sales	$1,720	$1,989	$1,237	$5,981	$3,430
Research & development	1,100	1,030	1,469	3,329	2,924
Selling, general & administrative	7,328	6,073	11,680	22,115	24,722
Impact on income (loss) from operations	$10,148	$9,092	$14,386	$31,425	$31,076

For the fiscal quarters ended July 3, 2021, April 3, 2021 and July 4, 2020, the impact on net income (loss), net of tax was $8,963 ($0.36 per diluted share), $7,746 ($0.31 per diluted share) and $12,834 ($0.53 per diluted share), respectively. For the nine months ended July 3, 2021 and July 4, 2020, the impact on net income (loss), net of tax was $27,322 ($1.11 per diluted share) and $27,662 ($1.14 per diluted share), respectively.

(B)Changes in deferred compensation plan liabilities are included in cost of sales and operating expenses while gains and losses on deferred compensation plan assets are included in other income (expense), net. Deferred compensation expense (benefit) included in operating results is summarized below:

Deferred compensation expense (benefit)	Three Months Ended			Nine Months Ended
	Jul. 3, 2021	Apr. 3, 2021	Jul. 4, 2020	Jul. 3, 2021	Jul. 4, 2020
Cost of sales	$22	$11	$14	$44	$122
Research & development	461	293	72	1,049	102
Selling, general & administrative	2,034	1,818	353	5,658	976
Impact on income (loss) from operations	$2,517	$2,122	$439	$6,751	$1,200

For the fiscal quarters ended July 3, 2021, April 3, 2021 and July 4, 2020, the impact on other expense, net from gains or losses on deferred compensation plan assets was income of $2,744, $2,692 and $687, respectively. For the nine months ended July 3, 2021 and July 4, 2020, the impact on other expense, net from gains or losses on deferred compensation plan assets was income of $7,732 and $1,616, respectively.

(C)Amortization of intangibles is included in cost of sales and operating expenses as summarized below:

Amortization of intangibles	Three Months Ended			Nine Months Ended
	Jul. 3, 2021	Apr. 3, 2021	Jul. 4, 2020	Jul. 3, 2021	Jul. 4, 2020
Cost of sales	$2,009	$1,855	$2,304	$5,881	$23,795
Amortization of intangible assets	1,100	596	643	2,293	3,371
Impact on income (loss) from operations	$3,109	$2,451	$2,947	$8,174	$27,166

For the fiscal quarters ended July 3, 2021, April 3, 2021 and July 4, 2020, the impact on net income (loss), net of tax was $2,666 ($0.11 per diluted share), $2,159 ($0.09 per diluted share), and $2,139 ($0.09 per diluted share), respectively. For the nine months ended July 3, 2021 and July 4, 2020, the impact on net income (loss), net of tax was $7,095 ($0.29 per diluted share) and $19,741 ($0.81 per diluted share), respectively.

(D)For the fiscal quarter and nine months ended July 3, 2021, the impact of inventory step-up costs related to acquisitions was $863 ($641 net of tax ($0.03 per diluted share)).

(E)For the fiscal quarters ended July 3, 2021, April 3, 2021 and July 4, 2020, the impact of restructuring charges was $160 ($146 net of tax ($0.01 per diluted share)), $3,659 ($3,059 net of tax ($0.12 per diluted share)), and $518 ($397 net of tax ($0.02 per diluted share)), respectively. For the nine months ended July 3, 2021 and July 4, 2020, the impact of

Exhibit 99.1

restructuring charges was $9,202 ($7,678 net of tax ($0.31 per diluted share)) and $2,530 ($1,861 net of tax ($0.08 per diluted share)), respectively.

(F)For the fiscal quarter and nine months ended July 4, 2020, selling, general & administrative expense includes an accelerated compensation charge for our former CEO of $941 ($732 net of tax ($0.03 per diluted share)). For the nine months ended July 4, 2020, selling, general & administrative expense includes a legal settlement related to an asset recovery of $1,365 ($1,106 net of tax ($0.05 per diluted share)).

(G)For the fiscal quarter and nine months ended July 3, 2021, we incurred merger and acquisitions costs of $2,578 ($1,992 net of tax ($0.08 per diluted share)) and $234,574 ($181,209 net of tax ($7.40 per diluted share)), including a termination fee paid to Lumentum Holdings Inc. of $217,600 in the nine months ended July 3, 2021.

(H)For the fiscal quarter ended April 4, 2020, goodwill and other impairment charges included a $327,203 ($327,203 net of tax ($13.58 per diluted share)) charge for impairment of goodwill, a $121,350 ($94,651 net of tax ($3.92 per diluted share)) charge for impairment of long-lived assets and a $2,472 ($2,472 net of tax ($0.10 per diluted share)) charge for impairment of an investment. For the nine months ended July 4, 2020, goodwill and other impairment charges included a $327,203 ($327,203 net of tax ($13.64 per diluted share)) charge for impairment of goodwill, a $121,350 ($94,651 net of tax ($3.92 per diluted share)) charge for impairment of long-lived assets and a $2,472 ($2,472 net of tax ($0.10 per diluted share)) charge for impairment of an investment.

(I)The fiscal quarters ended July 3, 2021, April 3, 2021 and July 4, 2020 included a non-recurring income tax charge of $308 ($0.01 per diluted share), $1,854 ($0.07 per diluted share) and $5,261 ($0.21 per diluted share), respectively. The fiscal quarters ended July 3, 2021, April 3, 2021 and July 4, 2020 included a benefit of $126 ($0.01 per diluted share), $598 ($0.02 per diluted share) and $51 ($0.00 per diluted share), of excess tax charges (benefits) for employee stock-based compensation, respectively. The nine months ended July 3, 2021 and July 4, 2020 included non-recurring income tax charge of $10,776 ($0.44 per diluted share) and a benefit of $2,202 ($0.09 per diluted share), respectively. The nine months ended July 3, 2021 and July 4, 2020 included a benefit of $113 ($0.00 per diluted share) and $1,079 ($0.05 per diluted share) of excess tax charges (benefits) for employee stock-based compensation, respectively.

Exhibit 99.1

Summarized balance sheet information is as follows (unaudited, in thousands):

	Jul. 3, 2021	Oct. 3, 2020
ASSETS
Current assets:
Cash, cash equivalents, restricted cash and short-term investments	$410,786	$476,369
Accounts receivable, net	256,197	220,289
Inventories	400,547	426,756
Prepaid expenses and other assets	87,744	88,250
Total current assets	1,155,274	1,211,664
Property and equipment, net	295,481	245,678
Other assets	411,432	370,154
Total assets	$1,862,187	$1,827,496

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Short-term borrowings	$17,730	$16,817
Accounts payable	108,831	60,225
Other current liabilities	244,706	191,016
Total current liabilities	371,267	268,058
Long-term liabilities	651,464	632,214
Total stockholders’ equity	839,456	927,224
Total liabilities and stockholders’ equity	$1,862,187	$1,827,496

Reconciliation of GAAP to Non-GAAP net income (loss), net of tax (unaudited, in thousands, other than per share data):

	Three Months Ended			Nine Months Ended
	Jul. 3, 2021	Apr. 3, 2021	Jul. 4, 2020	Jul. 3, 2021	Jul. 4, 2020
GAAP net income (loss)	$30,262	$(158,215)	$(8,708)	$(127,809)	$(421,828)
Stock-based compensation expense	8,963	7,746	12,834	27,322	27,662
Amortization of intangible assets	2,666	2,159	2,139	7,095	19,741
Restructuring charges and other	146	3,059	1,129	7,678	2,593
Non-recurring tax expense (benefit)	308	1,854	5,261	10,776	(2,202)
Tax benefit from stock-based compensation expense	(126)	(598)	(51)	(113)	(1,079)
Goodwill and other impairment/asset charges	—	—	—	—	423,220
Purchase accounting step-up amortization	641	—	—	641	—
Merger and acquisition costs	1,992	179,217	—	181,209	—
Non-GAAP net income	$44,852	$35,222	$12,604	$106,799	$48,107
Non-GAAP net income per diluted share	$1.81	$1.42	$0.52	$4.33	$1.99

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements relating to future events and expectations that are based on certain assumptions and contingencies. The forward-looking statements are made pursuant to the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. The forward-looking statements in this document involve risks and uncertainties, which could cause actual results, performance, or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures.

Exhibit 99.1

II‑VI and Coherent believe that all forward-looking statements made in this communication have a reasonable basis, but there can be no assurance that management’s expectations, beliefs, or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and global economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements in this communication include, but are not limited to: (a) with respect to both Coherent’s business outlook and the proposed transaction: (i) risks associated with the recovery of global and regional economies from the negative effects of the COVID-19 pandemic and related private and public sector measures; (ii) the impact of COVID-19 related matters on our business and the combined company; (iii) our ability to successfully transfer the manufacturing of our High Power Fiber Lasers and related business and operations between facilities (including in connection with the proposed transaction); (iv) our ability to successfully manage our planned site consolidation projects and other cost reduction programs and to achieve the related anticipated savings and improved operational efficiencies (including in connection with the proposed transaction); and (v) Coherent’s ability to provide a safe working environment for members during the COVID-19 pandemic or any other public health crises, including pandemics or epidemics; (b) with respect to Coherent’s business outlook: (i) global demand, acceptance and adoption of our products; (ii) the worldwide demand for flat panel displays and adoption of OLED for mobile displays; (iii) the pricing and availability of OLED displays; (iv) the demand for and use of our products in commercial applications; (v) our ability to generate sufficient cash to fund capital spending or debt repayment; (vi) our successful implementation of our customer design wins; (vii) our and our customers’ exposure to risks associated with worldwide economic conditions; (viii) our customers’ ability to cancel long-term purchase orders; (ix) the ability of our customers to forecast their own end markets; (x) our ability to accurately forecast future periods; (xi) continued timely availability of products and materials from our suppliers; (xii) our ability to timely ship our products and our customers’ ability to accept such shipments; (xiii) our ability to have our customers qualify our products; (xiv) worldwide government economic policies, including trade relations between the United States and China; and (xv) our ability to manage our expanded operations; and (c) with respect to the proposed transaction between Coherent and II-VI: (i) the failure of any one or more of the assumptions stated above to prove to be correct; (ii) the conditions to the completion of the proposed transaction between II‑VI and Coherent, including the receipt of any required regulatory approvals, and the risks that those conditions will not be satisfied in a timely manner or at all; (iii) the occurrence of any event, change or other circumstances that could give rise to an amendment or termination of the merger agreement relating to the proposed transaction, including the receipt by either party of an unsolicited proposal from a third party; (iv) II‑VI’s ability to finance the proposed transaction, the substantial indebtedness II‑VI expects to incur in connection with the proposed transaction and the need to generate sufficient cash flows to service and repay such debt; (v) the possibility that the combined company may be unable to achieve expected synergies, operating efficiencies and other benefits within the expected time-frames or at all and to successfully integrate Coherent’s operations with those of the combined company; (vi) the possibility that such integration may be more difficult, time-consuming or costly than expected or that operating costs and business disruption (including, without limitation, disruptions in relationships with employees, customers or suppliers) may be greater than expected in connection with the proposed transaction; (vii) litigation and any unexpected costs, charges or expenses resulting from the proposed transaction; (viii) the risk that disruption from the proposed transaction materially and adversely affects the respective businesses and operations of II‑VI and Coherent; (ix) potential adverse reactions or changes to business relationships resulting from the announcement, pendency or completion of the proposed transaction; (x) the ability of II‑VI and Coherent to retain and hire key employees; (xi) the purchasing patterns of customers and end users; (xii) the timely release of new products, and acceptance of such new products by the market; (xiii) the introduction of new products by competitors and other competitive responses; (xiv) II‑VI’s and Coherent’s ability to assimilate recently acquired businesses and realize synergies, cost savings and opportunities for growth in connection therewith, together with the risks, costs, and uncertainties associated with such acquisitions; (xv) II‑VI’s and Coherent’s ability to devise and execute strategies to respond to market conditions; (xvi) the risks to anticipated growth in industries and sectors in which II‑VI and Coherent operate; (xvii) the risks to realizing the benefits of investments in research and development and commercialization of innovations; (xviii) the risks that the combined company’s stock price will not trade in line with industrial technology leaders; (xix) pricing trends, including II‑VI’s and Coherent’s ability to achieve economies of scale; and/or (xx) uncertainty as to the long-term value of II‑VI common stock. Both II‑VI and Coherent disclaim any obligation to update information contained in these forward-looking statements, whether as a result of new information, future events or developments, or otherwise.

These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the definitive joint proxy statement/prospectus included in the registration statement on Form S-4 (File No. 333-255547) filed with the U.S. Securities and Exchange Commission (the “SEC”), and thereafter amended, in connection with the proposed transaction (the “Form S-4”). While the list of factors discussed above and the list of factors presented in the Form S-4 are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to II‑VI’s and Coherent’s respective periodic reports and other filings with the SEC, including the risk factors contained in II‑VI’s and Coherent’s most recent Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Neither Coherent nor II‑VI assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Exhibit 99.1

Important Information and Where You Can Find It

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. In connection with the proposed transaction, II-VI and Coherent filed with the SEC the Form S-4 on April 27, 2021 (as amended on May 4, 2021 and as supplemented by Coherent in its Form 8-K, as amended, filed with the SEC on June 15, 2021), which includes a joint proxy statement of II-VI and Coherent and that also constitutes a prospectus with respect to shares of II-VI’s common stock to be issued in the proposed transaction. The Form S-4 was declared effective on May 6, 2021, and II-VI and Coherent commenced mailing to their respective stockholders on or about May 10, 2021. This communication is not a substitute for the Form S-4, the definitive joint proxy statement/prospectus or any other document II-VI and/or Coherent may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF II-VI AND COHERENT ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS, FORM S-4 AND OTHER DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY IN THEIR ENTIRETY, AS THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders are able to obtain free copies of these documents and other documents filed with the SEC by II-VI and/or Coherent through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by Coherent may be obtained free of charge on Coherent’s investor relations site at https://investors.coherent.com. Copies of the documents filed with the SEC by II-VI may be obtained free of charge on II-VI’s investor relations site at https://ii-vi.com/investor-relations.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Founded in 1966, Coherent, Inc. is one of the world’s leading providers of lasers, laser-based technologies and laser-based system solutions in a broad range of scientific, commercial and industrial customers. Our common stock is listed on the Nasdaq Global Select Market and is part of the Russell 1000 and Standard & Poor’s MidCap 400 Index. For more information about Coherent, visit the company's website at www.coherent.com for product and financial updates.

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